UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2012

HOLOGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 11, 2012, Hologic, Inc. (Hologic or the Company) issued a press release including, among other announcements, preliminary estimates of its financial results for the third quarter ended June 23, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing herewith as Exhibit 99.2 the following Unaudited Pro Forma Condensed Combined Financial Information prepared to give effect to the Company’s anticipated acquisition of Gen-Probe Incorporated:

•	Overview
•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 24, 2012
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 24, 2011
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended March 24, 2012
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended March 24, 2012
•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the Unaudited Pro Forma Condensed Combined Financial Information attached hereto as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the Unaudited Pro Forma Condensed Combined Financial Information attached as Exhibit 99.2 hereto, the Unaudited Pro Forma Condensed Combined Financial Information contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Unaudited Pro Forma Condensed Combined Financial Information regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Hologic, Inc. on July 11, 2012.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Hologic, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2012	HOLOGIC, INC.

	By:	/S/ GLENN P. MUIR
Glenn P. Muir
Executive Vice President, Finance and Administration, and Chief Financial Officer